EXHIBIT 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Broadcom Inc. (the “Company”) for the fiscal quarter ended February 2, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Kirsten M. Spears, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 12, 2025	/s/ Kirsten M. Spears
Kirsten M. Spears
Chief Financial Officer (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.